                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[ ]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                            AMERISTEEL CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               (AMERISTEEL LOGO)

                             AMERISTEEL CORPORATION
                        5100 W. Lemon Street, Suite 312
                              Tampa, Florida 33609


                             INFORMATION STATEMENT

                        Written Consent of Stockholders
                                 In Lieu of an
                         Annual Meeting of Stockholders


To the Stockholders of                                            July 29, 1999
AmeriSteel Corporation:



         This Information Statement is furnished pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended, to provide information regarding certain action to be taken by written consent by the holders of a majority of the outstanding shares of Class B common stock (the "Class B Common Stock") of AmeriSteel Corporation ("AmeriSteel" or the "Company"). Certain stockholders of the Company, owning approximately 95.0% of the outstanding Class B Common Stock, intend to act by written consent in lieu of an Annual Meeting of Stockholders for the following purposes:

1. to elect eight directors, representing all of the members of the Board of Directors of the Company; and

2.       to approve the AmeriSteel Employee Stock Purchase/SAR Plan.

         It is anticipated that the written consent is to be submitted to the Company and become effective on or about August 19, 1999.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND TO THE COMPANY A PROXY.

         At the close of business on July 10, 1999, there were 10,544,059 shares of Class B Common Stock outstanding, each of which is entitled to two votes. There are no shares of Class A Common Stock outstanding, each of which is entitled to one vote.

         The approximate date on which this Information Statement is to be mailed to stockholders is July 29, 1999.

                               SECURITY OWNERSHIP

         The following table sets forth, as of July 10, 1999, the number of shares of the Company's Class B Common Stock beneficially owned by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Class B Common Stock together with such person's address if other than the Company's address, (ii) each of its directors and nominees to become a director, (iii) each named executive officer (as defined herein under "Executive Compensation" and pursuant to Securities and Exchange Commission rules) and (iv) all directors and executive officers as a group:

         Name of Beneficial Owner                                        Amount and Nature of
            or Number in Group                                         Beneficial Ownership (1)         Percent of Class
         ------------------------                                      ------------------------         ----------------

         Kyoei Steel Ltd. (2) . . . . . . . . . . . . . . . . . . . . . .    9,000,000                      85.4%
         Phillip E. Casey (3) . . . . . . . . . . . . . . . . . . . . . .      999,742                       9.5%
         Tom J. Landa . . . . . . . . . . . . . . . . . . . . . . . . . .       28,133                        *
         J. Donald Haney. . . . . . . . . . . . . . . . . . . . . . . . .       10,821                        *
         Shuzo Hikita . . . . . . . . . . . . . . . . . . . . . . . . . .            0                        --
         Koichi Takashima . . . . . . . . . . . . . . . . . . . . . . . .          500                        *
         Akihiko Takashima. . . . . . . . . . . . . . . . . . . . . . . .            0                        --
         Hideichiro Takashima . . . . . . . . . . . . . . . . . . . . . .          300                        *
         Ryutaro Yoshioka . . . . . . . . . . . . . . . . . . . . . . . .            0                        --
         Dennie Andrew. . . . . . . . . . . . . . . . . . . . . . . . . .        4,333                        *
         James S. Rogers, II. . . . . . . . . . . . . . . . . . . . . . .        3,333                        *
         All Directors and Executive Officers as
         a Group (12 persons) . . . . . . . . . . . . . . . . . . . . . .    1,059,517                     10.00%


*Less than one percent

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date.

(2) All shares shown are directly owned by FLS Holdings, Inc., a wholly owned subsidiary of Kyoei Steel Ltd. ("Kyoei"), Kyoei's address is 18F Aqua Dojima, West Building, 1-4-16 Dojimahama, Kita-Ku, Osaka 530, Japan.

(3) Includes 123,358 shares of Class B Common Stock that have been gifted by Mr. Casey pursuant to Transfer and Proxy Agreements between Mr. Casey and certain donees. The gifted shares are subject to certain restrictions set forth in the agreements. Under the agreements, Mr. Casey is appointed as attorney-in-fact with full power to vote the shares in accordance with the decision of the holders of a majority of the shares held by the donee stockholders and Mr. Casey. As a result, Mr. Casey has the right to vote all 123,358 shares. Mr. Casey's address is 5100 W. Lemon Street, Suite 312, Tampa, Florida 33609.


                             ELECTION OF DIRECTORS

         Directors are elected for one year terms and until their successors are duly elected and qualified. The Company's By-Laws provide that directors shall be elected by a plurality of the votes cast. As of the date of this Information Statement there are eight members on the Company's Board of Directors.

         Stockholders owning approximately 95.0% of the outstanding shares of Class B Common Stock (the "Majority Stockholders") intend by written consent in lieu of an Annual Meeting of Stockholders of the Company to elect the following eight nominees to act as directors of the Company.

                                Koichi Takashima
                               Akihiko Takashima
                                Phillip E. Casey
                                  Tom J. Landa
                                J. Donald Haney
                                  Shuzo Hikita
                              Hideichiro Takashima
                                Ryutaro Yoshioka

         The proposed nominees for election as directors are willing to be reelected as directors. If as a result of circumstances not now known or foreseen, a nominee shall be unavailable or unwilling to serve as a director, the Majority Stockholders may elect such other person as they deem advisable.

         The following table sets forth certain information regarding the nominees for directors:


          NAME                                          AGE                           YEARS AS A DIRECTOR
          ----                                          ---                           -------------------
          Koichi Takashima. . . . . . . . . . . . . .    76                                   7
          Akihiko Takashima . . . . . . . . . . . . .    62                                   7
          Phillip E. Casey. . . . . . . . . . . . . .    56                                   5
          Tom J. Landa. . . . . . . . . . . . . . . .    47                                   2

          J. Donald Haney . . . . . . . . . . . . . .    63                                  11
          Shuzo Hikita. . . . . . . . . . . . . . . .    56                                   3
          Hideichiro Takashima. . . . . . . . . . . .    41                                   4
          Ryutaro Yoshioka. . . . . . . . . . . . . .    60                                   4


         KOICHI TAKASHIMA has been Chairman of Kyoei for many years.

         AKIHIKO TAKASHIMA has been Director of Kyoei for 27 years.

         PHILLIP E. CASEY has been Chairman of the Board, Chief Executive Officer and a director since June 1994.

         TOM J. LANDA has been Chief Financial Officer, Vice President and Secretary of the Company since April 1995. Mr. Landa was elected a director of AmeriSteel in March 1997. Before joining the Company, Mr. Landa spent over 19 years in various financial management positions with Exxon Corporation and its affiliates worldwide.

         J. DONALD HANEY has been Group Vice President, Fabricated Reinforcing Steel Group since 1979 and a director of the Company since 1988. Mr. Haney joined the Company in 1958 and has held various management and sales positions with the Company. Mr. Haney is principally responsible for the Company's reinforcing steel fabricating group.

         SHUZO HIKITA has been Vice President, Engineering and Technology from September 1996 through May 1999 and a director of the Company since 1996. Prior to September 1996, Mr. Hikita held several management positions with Kyoei including Division Manager of Kyoei's Hirakata and Osaka mills from 1994 to 1996.

         HIDEICHIRO TAKASHIMA has been a director of the Company since 1995. Since June 1995, Mr. Takashima has been President and Chief Operating Officer of Kyoei. From June 1992 until June 1995, Mr. Takashima held other senior management positions with Kyoei.

         RYUTARO YOSHIOKA has been a director of the Company since 1995. Mr. Yoshioka has been Managing Director of Kyoei since July 1, 1994.

         Koichi Takashima and Akihiko Takashima are brothers. Hideichiro Takashima is the son of Koichi Takashima. None of the other directors are related to one another.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

         The Board of Directors held two meetings during fiscal 1999. All incumbent directors except for Koichi Takashima, Akihiko Takashima, Ryutaro Yoshioka and Hideichiro Takashima attended at least 75% of all meetings of the Board.

         The Board of Directors has a standing Executive Compensation Committee and Audit Committee.

         The Executive Compensation Committee members are Mr. Koichi Takashima, Mr. Hideichiro Takashima and Mr. Ryutaro Yoshioka. No meetings of the Executive Compensation Committee were held during fiscal 1999, although the committee did act by written consent. The Compensation Committee's principal responsibility is to provide recommendations to the Board regarding compensation for executive officers of the Company.

         The Audit Committee members are Mr. Hideichiro Takashima and Mr. Ryutaro Yoshioka. No meetings of the Audit Committee were held during fiscal 1999. This committee provides the opportunity for direct communication with the independent certified public accountants and the Board. The Audit Committee communicates with the certified public accountants periodically to review their effectiveness during the annual audit program and to discuss the Company's internal control policies and procedures.

         The Board of Directors does not have a Nominating Committee because the Board as a whole functions in this capacity.

COMPENSATION OF DIRECTORS

         No director receives separate compensation for services rendered as a director. Expenses incurred by directors who are employees of the Company to attend meetings of the Board of Directors or committees thereof are covered by the Company. The Company does not reimburse expenses incurred by non-employee directors to attend board meetings.

             SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16 of the Securities Exchange Act of 1934, as amended, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. Based solely upon the Company's review of such forms, all such forms were filed timely, except that for Hiroyoshi Tsuchhiya, who retired from the Company in June 1999, a Form 4 was not filed to report the exercise of certain options and the sale of shares of Class B Class B Common Stock received. The Company is in the process of preparing and filing this report under Section 16 of the Securities Exchange Act of 1934.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

         This report is submitted by the Executive Compensation Committee with respect to the compensation policies applicable to the Company's executive officers for fiscal 1999. The Executive Compensation Committee is represented by non-employee directors Mr. Koichi Takashima, Mr. Hideichiro Takashima, and Mr. Ryutaro Yoshioka.

GENERAL POLICIES

         The Company's executive compensation system is intended to attract, retain, and motivate high quality executive officers who can enhance stockholder value, and to support a performance-oriented environment that rewards achievement of the Company's planned financial goals. The Committee believes that linking executive compensation to corporate performance, through an emphasis on performance bonuses, results in better alignment of compensation with corporate goals and stockholder interests. The Committee also believes that through stock ownership and stock options it has created a program that promotes stockholder value creation in the long term. In evaluating the performance of executive officers, the Committee's approach is to consult with the Chief Executive Officer, except when evaluating his performance, in which case the Committee's approach is to meet and deliberate independently without the Chief Executive Officer being present.

         The Company compensates its executive officers through three principal types of compensation: annual base salary, annual incentive bonuses, and long-term incentive awards through stock options and restricted stock. The Committee's policies regarding the types of compensation are discussed below.

BASE SALARY

         The annual base salary of each of AmeriSteel's executive officers is based upon the scope of his or her responsibility and accountability within the Company, as well as performance and experience criteria. In setting the level of base salary for executive officers, other than the Chief Executive Officer, the Committee's approach is to review the Chief Executive Officer's recommendations together with other information from independent compensation consultants.

ANNUAL INCENTIVE COMPENSATION

         Each year the Executive Compensation Committee recommends to the Board of Directors cash bonuses payable to the executive officers of the Company. The awards are determined in accordance with AmeriSteel's Strategic Value Added Executive Short-Term Incentive Plan (the "SVA Plan"), the purpose of which is to award executives who substantially contribute in reaching specific annual performance goals.

         The SVA Plan is administered by the Executive Compensation Committee, none of whom may participate in the awards. The Executive Compensation Committee may appoint an officer of the Company to assist in the administration of the SVA Plan and it may grant authority to such person to execute documents on its behalf.

         The SVA Plan is designed to award for the attainment of a minimum return on average capital employed for the year as determined at the beginning of the fiscal year. Upon achievement, payments generally are made within two months of the end of the fiscal year, provided, however, that all covenants governing the Company's indebtedness for borrowed money are met prior to and after giving effect to the payments. An award may also be paid in shares of the Company's Common Stock if so determined by the Chief Executive Officer and approved by the Board of Directors at any time prior to the payment of the award or in any combination of cash and shares.

         The Company has also implemented a performance based plan to award virtually all other individuals who do not participate in the SVA Plan. The Partners in Performance Plan ("PIP") ties a portion of an employee's pay to established minimum performance requirements relative to the responsibilities of their position. Generally, employees at the steel minimills have performance criteria relating to tons of steel melted and/or tons of steel rolled, employees associated with the fabricating operation have performance criteria relating to manufacturing costs, employees at the rail products plants have performance criteria relating to tons of finished steel product produced, employees associated with the mills sales have performance criteria relating to tons shipped, and general and administrative employees have performance criteria relating to a combination of the above criteria. PIP awards are paid in cash in the month following month of attainment except production employees at the steel minimills and rail products operations, whose awards are paid the week following the week of attainment.

LONG TERM INCENTIVE COMPENSATION

         The Executive Compensation Committee believes that providing key employees, including executive officers, with the opportunity to acquire stock ownership or its equivalent over time is the most desirable way to align their interest with those of the Company's stockholders. Stock options or stock appreciation rights ("SARs"), awarded under the Company's 1996 Equity Ownership Plan (the "EOP"), provide an incentive that focuses the attention of executive officers and other employees on managing the Company from the perspective of an owner with an equity interest in the business. In addition, stock options and SARs are a key part of the Company's program for motivating and rewarding managers over the long term.

         The Executive Compensation Committee, upon recommendation by the Chief Executive Officer, determines and makes final decisions regarding stock options, restricted stock and other awards under the EOP. Such factors as performance and responsibilities of individual managers and the management team as a whole in addition to general industry practices play an integral role in the determination of the number of options awarded to a particular senior executive or employee. Accordingly, the Company has granted stock options to a significant number of employees in various positions to afford them an opportunity to participate in the Company's future growth, particularly in the creation of value for all stockholders. In the fiscal year ended March 31, 1999, the Company granted stock options covering 40,850 shares to various employees, none of which were granted to executive officers. In addition, the Company granted 480,000 SARs, of which 300,000 were granted to executive officers. The options vest in one-third increments each year beginning approximately two years after the grant date and the SARs vest in one-quarter increments each year beginning one year after the date of grant.

         In July 1999, the Board of Directors approved, upon recommendation by the Executive Compensation Committee, the Stock Purchase/SAR Plan. The plan is to be made available to essentially all employees of the Company. Employees who purchase stock under the plan will be eligible to receive Stock Appreciation Rights equal to four times the number of shares purchased under the plan. For more information regarding the plan see "Proposal to Approve the AmeriSteel Employee Stock Purchase/SAR Plan."

         In September 1995, the Board of Directors approved, upon recommendation by the Executive Compensation Committee, a one time Stock Purchase/Option Plan identified as the Shares in Success Plan (the "SIS Plan"). The SIS Plan was made available to essentially all employees of the Company. Employees who purchased stock were awarded stock options equal to six times the number of shares purchased. A total of 37,689 shares were sold under the SIS Plan at a purchase price of $10.63 per share, with 27,983 of these shares remaining outstanding as of March 31, 1999. The options were granted at fair value at the date of the grant, as determined by an independent appraisal as of the end of the previous fiscal year-end. A total of 226,134 options were granted under the SIS Plan. No options remain available for future grant under this plan. The issued options become one-third vested two years from the grant date, another one-third vested three years from the grant date and the remaining balance vested four years from the grant date. Options may be exercised for up to 10 years from the grant date.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1999

         Mr. Casey's salary is set annually by the Executive Compensation Committee within the approved salary range. Mr. Casey's salary for fiscal 1999 was $255,000, which was unchanged from fiscal 1998. In fiscal 1999, Mr. Casey was awarded a bonus of $229,398 under the SVA Plan due to the attainment of certain performance targets. Mr. Casey did not participate in the stock options awards made under the EOP during the fiscal year due to his ownership position in the Company.

CONCLUSION

         The Executive Compensation Committee believes that current total compensation arrangements are reasonable and competitive. The Executive Compensation Committee believes fiscal 1999 compensation for executive officers is consistent with the current compensation philosophy and reflects corporate performance. The Executive Compensation Committee will continue to monitor and administer compensation programs for executive officers of the Company.


                                       EXECUTIVE COMPENSATION COMMITTEE

                                       Koichi Takashima - Committee Chairman
                                       Akihiko Takashima
                                       Ryutaro Yoshioka

                               PERFORMANCE GRAPH

         The following graph compares the cumulative total return of the Company's Common Stock with the cumulative total return of the companies in the Standard & Poor's 500 Index and S&P 500 Iron and Steel Index. Cumulative total return for each of the periods shown in the Performance Graph is measured assuming an initial investment of $100 on July 29, 1996, the date the Company's Class B Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, and the reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                                (GRAPH)


                            July 29,          March 31,       March 31,     March 31,
                              1996              1997            1998          1999
                            --------          ---------       ---------     ---------
AmeriSteel                  $100.00            $108.00         $160.00       $144.00

S&P 500 Index               $100.00            $147.84         $218.80       $259.19

S&P 500 - Iron & Steel      $100.00            $117.94         $141.52       $101.91

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As of the end of fiscal 1999, the members of the Company's Executive Compensation Committee were Messrs. Koichi Takashima, Hideichiro Takashima and Ryutaro Yoshioka. Although, no member of the Executive Compensation Committee has at any time been an officer or employee of the Company, the members of the committee are executive officers and/or directors of Kyoei.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into technical assistance arrangements with Kyoei, which owns FLS Holdings, Inc. Under these arrangements the Company reimburses Kyoei for the personnel costs of its consulting engineers and certain travel and other expenses. Payments made by the Company under this arrangement in fiscal 1999 were less than $500,000.

                             EXECUTIVE COMPENSATION

         The tables and descriptive information set forth below are being furnished with respect to those persons who were the Company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose salary and bonus exceeded $100,000 for the most recent fiscal year (the "Named Executive Officers"). Tables have been omitted where no compensation was awarded to, earned by or paid to any of the named executives required to be reported in any fiscal year covered by that table.

SUMMARY COMPENSATION TABLE

         The following table provides information concerning the annual compensation of each of the Named Executive Officers of the Company for services rendered to the Company in each of the Company's last three fiscal years.

                                                                          LONG TERM COMPENSATION
                                           ANNUAL COMPENSATION                    AWARDS
                                    -------------------------------      ------------------------
                                                                                        SECURITIES
                                                                          RESTRICTED    UNDERLYING    ALL OTHER
                                                                             STOCK     OPTIONS/SARs    COMPEN-
NAME AND PRINCIPAL POSITION         YEAR       SALARY         BONUS      AWARDS($)(1)     (#)(1)      SATION(2)
---------------------------         ----       ------         -----      ------------  ------------  ----------
Phillip E. Casey. . . . . . . . .   1999      $255,000      $229,398      $    --           --         $3,057
  Chairman of the Board             1998       255,000       255,000           --           --          4,750
  and Chief Executive Officer       1997       255,000        65,637           --           --          3,278

J. Donald Haney . . . . . . . . .   1999       219,120       197,120           --       50,000          3,041
  Group Vice President              1998       216,684       219,120       33,750        2,700          4,334
  Fabricated Reinforcing Steel      1997       210,954        53,893           --        3,500          3,032

Tom J. Landa. . . . . . . . . . .   1999       184,380       167,477           --       50,000          3,024
  Vice President and                1998       176,886       179,016       33,750        2,500          3,537
  Chief Financial Officer           1997       170,217        43,886           --           --          3,647

Dennie Andrew . . . . . . . . . .   1999       190,464       173,004           --       50,000          8,661
  Vice President, Steel             1998       165,960       166,956       33,750        2,500         47,212
  Mill Operations                   1997        84,588        26,227           --        3,000          2,939

James S. Rogers, II . . . . . . .   1999       145,518       132,176           --       50,000          2,991
  Vice President, Human             1998       129,514       129,514       33,750        2,000          2,590
  Resources (3)

(1) All references are to Class B Common Stock. The shares of restricted stock shown are subject to a substantial risk of forfeiture which for Mr. Casey lapses at the rate of 20% per year beginning as of June 1, 1995 and for Messrs. Haney, Landa, Andrew and Rogers lapses at a rate of 33% per year beginning as of April 1, 1997. At the end of fiscal 1999, the aggregate restricted stock holdings and value of such holdings were for Mr. Casey 150,000 shares and $2,700,000 respectively, for Mr. Haney 2,500 and $45,000, respectively, for Mr. Landa 6,500 shares and $117,000, respectively, for Mr. Andrew 2,500 and $45,000, respectively, and for Mr. Rogers 2,500 and $45,000, respectively. Dividends, if declared and paid on the Common Stock generally, are payable on such restricted shares at the same rate as paid to all stockholders.

(2) These amounts consist of Company matching contributions made pursuant to the Company's Savings Plan. For Mr. Andrew includes expenses associated with his relocation of $5,342 in 1999 and $43,893 in 1998.

(3)      Mr. Rogers was hired as an executive officer in fiscal 1998.

SAR GRANTS TABLE

         The following table shows information concerning SARs granted during fiscal 1999 for the Named Executive Officers. No options were granted to the Named Executive Officers in fiscal 1999.



                                                                                                         POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED ANNUAL
                                                                                                         RATES OF STOCK PRICE
                                           INDIVIDUAL GRANTS                                                 APPRECIATION
                                     ----------------------------                                    -------------------------
                                                     % OF TOTAL
                                                        SARs
                                      NUMBER OF      GRANTED TO
                                        SARs        EMPLOYEES IN    BASE PRICE   EXPIRATION
NAME                                  GRANTED       FISCAL YEAR       ($/SH)        DATE              5%($)            10%($)
----                                 ----------     ------------    ----------   ----------           -----            ------
Philip E. Casey                          --                --             --             --               --                 --

J. Donald Haney                      50,000             10.42          17.00        3/17/09          534,560          1,354,681

Tom J. Landa                         50,000             10.42          17.00        3/17/09          534,560          1,354,681

Dennie Andrew                        50,000             10.42          17.00        3/17/09          534,560          1,354,681

James S. Rogers, II                  50,000             10.42          17.00        3/17/09          534,560          1,354,681

OPTION EXERCISES AND YEAR-END VALUE TABLE

         No stock options were exercised by any of the Company's executive officers during fiscal 1999. The following table shows information concerning stock option values as of the end of fiscal 1999 for each Named Executive Officer.

                                             NUMBER OF SHARES UNDERLYING               VALUE OF UNEXERCISED
                                              UNEXERCISED OPTIONS/SARs              IN-THE-MONEY OPTIONS/SARs
                                               AT FISCAL YEAR-END (#)                 AT FISCAL YEAR-END ($)
     NAME                                     EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE (1)
     ----                                   -----------------------------         -----------------------------
Phillip E. Casey . . . . . . . . . . . . . . . .         0/0                                    0/0
J. Donald Haney. . . . . . . . . . . . . . . . .     2,078/55,490                           11,429/77,495
Tom J. Landa . . . . . . . . . . . . . . . . . .     8,640/56,820                           47,520/85,010
Dennie Andrew. . . . . . . . . . . . . . . . . .     1,000/54,500                           5,500/72,250
James S. Rogers, II. . . . . . . . . . . . . . .       0/52,000                                0/59,000

(1) The latest appraisal of the Company's common stock, as of March 31, 1999, sets forth a fair market value per share of $18.00.

PENSION BENEFIT

         The table below sets forth the estimated annual benefits, payable as a single life annuity beginning at retirement at age 65, at various remuneration levels and for representative years of service at normal retirement date, under the Company's tax qualified noncontributory defined benefit pension plan (the "Retirement Plan"). Also, set forth below this section is information about the estimated annual benefits (also reported as a single life annuity beginning at retirement at age 65) payable under the Company's Supplemental Retirement Plan.

                                                            YEARS OF SERVICE
                                    ----------------------------------------------------------------------
FINAL AVERAGE COMPENSATION          20 YEARS        25 YEARS       30 YEARS       35 YEARS        40 YEARS
--------------------------          --------        --------       --------       --------        --------
$100,000. . . . . . . . . . . . . .  $26,694         $33,368        $40,041        $46,715        $ 51,715
 150,000. . . . . . . . . . . . . .   41,694          52,118         62,541         72,965          80,465
 200,000. . . . . . . . . . . . . .   56,694          70,868         85,041         99,215         109,215

         Under the Retirement Plan, the compensation taken into account generally includes all salary, bonuses and other taxable compensation, subject to an annual compensation limit, which currently is $160,000. As of March 31, 1999, the final average compensation and years of credited service for the Named Executive Officers for purposes of the Retirement Plan were as follows:
$159,023 and five years for Phillip E. Casey; $198,896 for benefits earned through September 30, 1994 and $153,336 for benefits earned subsequently and 40 years for J. Donald Haney; $153,750 and four years for Tom J. Landa; $155,645 and three years for Dennie Andrew; and $156,116 and 18 years for James S. Rogers, II. The benefits under the Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

SUPPLEMENTAL RETIREMENT PLAN

         The Company maintains a nonqualified, unfunded Supplemental Retirement Plan (the "SRP"), which provides certain officers defined pension benefits in addition to those provided under the Company's other plans. The SRP provides an annual retirement benefit equal to the greater of (i) 50% of final average compensation without regard to the $160,000 limit, and (ii) 2.4% of final average compensation multiplied by years of service (up to 25), plus 1% of final average compensation multiplied by years of service in excess of 25 (up to 10), less (in either case) amounts to which the participant is entitled under other retirement plans of the Company and prior employers and under Social Security. As of March 31, 1999 the Company has accrued approximately $162,410 in supplemental retirement benefits for the then one remaining active employee (J. Donald Haney) covered by the SRP. No other Named Executive Officer is covered by the SRP.

         In connection with the acquisition of FLS Holdings Inc. by Kyoei, the officers covered by the SRP have all waived certain rights, provided that if such officers are terminated without cause (as defined in the mutually effective severance agreements entered into with such officers), resign for good reason (as defined in the mutually effective severance agreements) or die, retire or become disabled, then such officers will be entitled to receive the amounts they would have received had such officers not waived such rights.

EMPLOYMENT AGREEMENTS

         Effective June 1, 1994, the Company entered into a five-year employment agreement with Phillip E. Casey to serve as the Company's Chairman of the Board of Directors and Chief Executive Officer. The Agreement terminated June 1, 1999. However, certain provisions of the Agreement remain in effect for up to and additional three years. Specifically, the Company has a right to purchase from Mr. Casey the Company's Class B Common Stock acquired by Mr. Casey pursuant to the Agreement. In addition, the Agreement provides that the sale by the Company of any shares that are senior or preferred to the Class B Common Stock held by Mr. Casey requires Mr. Casey's consent. Mr. Casey also has certain rights to participate with the Company in a secondary public offering of the Company's common stock and a right of first refusal with respect to 10% of any new stock to be issued by the Company, except under certain circumstances including certain public offerings, stock splits or stock dividends.

           APPROVAL OF THE AMERISTEEL EMPLOYEE STOCK PURCHASE/SAR PLAN

         The Board of Directors of the Company approved the Company's Employee Stock Purchase/SAR Plan on July 9, 1999 (the "Purchase/SAR Plan"). The purpose of the Purchase/SAR Plan is to provide the Company's employees with an opportunity, through the purchase of stock, to become part owners of the Company or to increase the amount of their stock ownership. The Company believes that employees finding themselves in the dual roles of part owners and employees will have every reason to do all that they can to maintain and increase the success of the Company.

         The Majority Stockholders intend by written consent to approve the Purchase/SAR Plan.

SUMMARY OF THE PLAN

         The Purchase/SAR Plan provides for three offering periods, with the first offering period being the period from July 15, 1999 through September 29, 1999 and the second and third offering periods being the period beginning July 1 through September 29 in each of the years 2002 and 2005 (an "Offering Period"). An aggregate of 100,000 shares of Class A Common Stock have been reserved for issuance under the Purchase/SAR Plan.

         Under the Purchase/SAR Plan, which is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, all employees are given the right to purchase shares of the Class A Common Stock of the Company during each offering period at a price equal to 85% of the value of the stock as of the first day of the applicable Offering Period. Based on the most recently available appraisal, the fair market value of the Company's Common Stock is $18.00 and therefore, the offering price for the first offering period is $15.30 ($18.00 x 85%). For each share of Class A Common Stock purchased, an employee shall also receive a Stock Appreciation Right (an "SAR") equal to four shares of Class A Common Stock.

         All employees who are employed by the Company on the first day of an Offering Period are eligible to participate. No consideration (other than the stock purchase price) will be received by the Company for the granting of the right to acquire stock or SARs under the Purchase/SAR Plan other than the services rendered to the Company by the employee in such capacity.

         During each Offering Period, an eligible employee is entitled to purchase one share of Common Stock of the Company for each $1,000 of annualized base salary as of the first day of the applicable Offering Period. However, no eligible employee who is entitled to purchase at least 10 shares may purchase fewer than 10 shares; and no eligible employee who is entitled to purchase fewer than 10 shares shall be entitled to purchase less than the maximum number of shares available to such employee. Within these limits, an eligible employee is able to elect to purchase as many or as few shares in each exercise period as he or she chooses.

         Payment for the shares is required in cash or by check at the time of the exercise of the rights. An eligible employee will also be able to pay for such shares through payroll deduction. All shares purchased under the plan are subject to a right of first refusal in favor of the Company.

         For each share of Class A Common Stock purchased, an employee shall also receive SARs equal to four shares of Class A Common Stock. Provided that
(i) the employee continues to hold the share of Common Stock with respect to which the SAR was granted and (ii) the SAR is vested, then, during the applicable SAR exercise period, the employee may exercise the SAR and receive in cash the value of the SAR. The value of the SAR will be based on the amount by which the Company's Common Stock has appreciated since the date of grant of the SAR.

         No SAR is exercisable within one year from the date of grant or more than 10 years after the date of grant. SARs are vest in cumulative increments of twenty-five (25%) every year beginning on the first anniversary from the date of grant and continuing annually for a period of four years thereafter. In general, a participant must be employed in order to exercise an SAR.

         An individual may not transfer any SAR or right to purchase Common Stock granted under the Purchase/SAR Plan, although, in some circumstances after the individual's death, the individual's personal representative may exercise the SAR.

         The Purchase/SAR Plan is administered by the Executive Compensation Committee whose members are Messrs. Koichi Takashima, Hideichiro Takashima and Ryutaro Yoshioka, none of whom are eligible to participate in the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Generally, no gain or loss is recognized for federal income tax purposes until stock purchased under the Purchase/SAR Plan is sold or otherwise disposed of by its owner.

         If the shares acquired under the Purchase/SAR Plan are held by the employee for the holding period required by the Internal Revenue Code (two years from the beginning of an Offering Period in which the shares were acquired), upon the disposition of the stock, the employee will recognize ordinary income (as compensation) to the extent of the lesser of: (i) the amount by which the fair market value of the stock at the beginning of the Offering Period exceeded 85% of such fair market value or (ii) the amount by which the fair market value of the stock at the time of disposition exceeds the purchase price. Any further gain will be taxed as a capital gain. If the sales price is less than the purchase price, there will be no ordinary income; and the employee will recognize a long-term capital loss equal to the difference between the purchase price and the disposition price. If the holding period is satisfied, the Company will not be entitled to a deduction at any time.

         If the two-year holding period is not satisfied, the employee will generally recognize in gross income (as compensation) in the year of disposition the amount by which the fair market value of the stock on the date of purchase exceeded the purchase price. Any difference between the fair market value of the stock on the date of transfer and the sales price upon disposition will be taxed as a capital gain or loss. The Company will be entitled to a deduction in the year of disposition equal to the amount of ordinary income recognized by the team member.

         The recipient of an SAR should not recognize any taxable income upon the grant of an SAR. The exercise of an SAR, however, will result in the immediate recognition of taxable income by the recipient at ordinary income rates in an amount equal to the amount of cash received upon the exercise. The Company will receive a corresponding deduction at the same time.

         The specific application and impact of the tax rules will vary depending on the specific personal situation of individual employees.

PLAN BENEFITS TABLE -- PURCHASE/SAR PLAN

         The following table provides information regarding the number of awards and the dollar value of awards under the Purchase/SAR Plan.

                                                                                     Number
         Name and Position                                   Dollar Value           of Units
         -----------------                                   ------------           --------
         Philip E. Casey . . . . . . . . . . . . . . . . . . .     *                   *
         J. Donald Haney . . . . . . . . . . . . . . . . . . .    (1)                 (1)
         Tom J. Landa. . . . . . . . . . . . . . . . . . . . .    (1)                 (1)
         Dennie Andrew . . . . . . . . . . . . . . . . . . . .    (1)                 (1)
         James S. Rogers, II . . . . . . . . . . . . . . . . .    (1)                 (1)
         Executive Group(2). . . . . . . . . . . . . . . . . .    (1)                 (1)
         Non-Executive Director Group. . . . . . . . . . . . .     *                   *
         Non-Executive Officer Employee Group. . . . . . . . .    (1)                 (1)

---------------
*        Not eligible for participation

(1) Purchases under the Purchase/SAR Plan are entirely within the discretion of individual employee. The Company cannot determine the amount of purchase that will be made in the future.

(2) Consists of seven executive officers including the five executive officers listed above.

          RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

         The firm of Arthur Andersen LLP has been the Company's independent certified public accountants since fiscal 1995. The Company anticipates retaining Arthur Andersen LLP as the Company's independent certified public accountants for the year ending March 31, 2000. Stockholder approval of the selection of the Company's independent certified public accountants is not required by the Company's By-Laws or otherwise.

                             AMERISTEEL CORPORATION
                  AMERISTEEL EMPLOYEE STOCK PURCHASE/SAR PLAN


                                   ARTICLE 1

                             ESTABLISHMENT; PURPOSE

         1.1 ESTABLISHMENT. AmeriSteel Corporation, a Florida corporation, (the "Company") hereby establishes an incentive compensation plan to be known as the "AmeriSteel Employee Stock Purchase/SAR Plan" (the "Plan").

         1.2 PURPOSE. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of authorized but unissued shares of Class A Common Stock of the Company (the "Shares"), thus providing participating employees with an incentive for outstanding performance. The Plan also provides for the grant of SARs (the "SARs") to employees upon the purchase of Shares.

         1.3 MAXIMUM NUMBER OF SHARES. The maximum number of Shares that may be offered under the Plan is 100,000.

         1.4 STATUS. It is the intention of the Company to have the Plan (except as it relates to Awards) qualify as an "employee stock purchase plan" under Section 423 of the Code, and the regulations promulgated thereunder. The provisions of the Plan, accordingly, shall be construed in a manner consistent with such requirements.


                                   ARTICLE 2

                                  DEFINITIONS

         2.1 DEFINITIONS. The following words and terms as used herein shall have that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context.

              (a) "AWARD" shall mean any SAR granted under the Plan upon the purchase of a Share under the Plan by an Eligible Employee.

              (b) "AWARD AGREEMENT" shall mean an SAR Agreement evidencing the SAR granted under the Plan upon the purchase of a Share under the Plan by an Eligible Employee.

===============================================================================
      THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
          THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                  THE DATE OF THE PROSPECTUS IS JULY 15, 1999
===============================================================================

              (c) "BOARD" OR "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

              (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include a reference to any successor provision.

              (e) "COMMITTEE" is defined in Article 3.

              (f) "COMPANY" shall mean AmeriSteel Corporation, a Florida corporation, and its successors.

              (g) "COMPENSATION" shall mean an Eligible Employee's annualized regular base salary (exclusive of overtime, bonuses or any other form of compensation, but before any reduction for elective contributions to any Code
Section 401(k) or Code Section 125 Plan) as of the first day of the applicable Offering Period.

              (h) "ELIGIBLE EMPLOYEE" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements of Article 4. The Committee shall have the sole power to determine if the eligibility requirements have been satisfied.

              (i) "FAIR MARKET VALUE" of the Shares shall mean the closing price of such Shares on the date in question (or, if no Shares are traded on such day, on the next preceding day on which Shares were traded), of the Common Stock on the principal securities exchange in the United States on which such Shares are listed, or if such Shares are not listed on a securities exchange in the United States, the closing price on such day on the NASDAQ Stock Market ("NASDAQ"), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such Shares as determined by the Committee in good faith and based on all relevant factors.

              (j) "OFFERING PERIOD" is defined in Section 5.1.

              (k) "PARTICIPANT" shall mean an Eligible Employee who has purchased Shares pursuant to the provisions of Article 5 and who has outstanding an Award granted under the Plan.

              (l) "PLAN" shall mean the AmeriSteel Employee Stock Purchase/SAR Plan, as set forth herein and as amended from time to time.

              (m) "PURCHASE DOCUMENTS" are defined in Section 5.4.

              (n) "SAR" or "STOCK APPRECIATION RIGHT" shall mean a stock appreciation right granted to an Eligible Employee under Article 7, as more fully described therein.

              (o) "SHARES" shall mean shares of the common stock of the Company.

              (p) "SUBSIDIARY" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

         2.2 USAGE. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.


                                   ARTICLE 3

                                 ADMINISTRATION

         3.1 COMMITTEE. This Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board, and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

         3.2 ORGANIZATION. The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         3.3 POWER AND AUTHORITY. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (a) to determine the employees of the Company and its Subsidiaries who are eligible to participate in the Plan; (b) to determine the purchase price of the Shares offered under
Article 5; (c) to determine the term of an Award (including the time or times when an Award may be exercised) within the parameters set forth in this Plan; and (d) to interpret the Plan, Award Agreements and any other agreement or instrument entered into under the Plan, and to prescribe, amend and rescind rules and regulations with respect to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, an Award or any other agreement or instrument entered into under the Plan, and all other determinations and decisions of the Committee pursuant to the provisions of the Plan, shall be final, conclusive and binding on all Participants and other affected persons. All actions and policies of the Committee shall be consistent with the qualification of the Plan at all times as an employee stock purchase plan under Section 423 of the Code.

         3.4 NO LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

                                   ARTICLE 4

                       EMPLOYEES ELIGIBLE TO PARTICIPATE

         4.1 GENERAL RULE. Any person, including any officer but not a person who is solely a director, who is in the employ of the Company or any Subsidiary on the first day of an Offering Period is eligible to participate in the Plan with respect to the offering provided hereby with respect to such Offering Period.

         4.2 SPECIAL RULES. Notwithstanding any provision of the Plan to the contrary, no person shall be eligible to subscribe for any Shares under the Plan if:

              (a) immediately after the subscription, the employee would own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (as determined in accordance with the provisions of Section 423(b)(3) of the Code);

              (b) the subscription would permit his or her rights to purchase shares under all stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (determined at the time such right to subscribe accrues) for each calendar year in which such right to subscribe is outstanding at any time;

              (c) the subscription is otherwise prohibited by law; or

              (d) his or her employment is terminated for any reason prior to the "record ownership date" as defined in Section 5.8 with respect to an Offering Period (in which event such person no longer shall be an Eligible Employee and any previous subscription for Shares under Article 5 for such Offering Period shall be null and void).


                                   ARTICLE 5

                             STOCK PURCHASE RIGHTS

         5.1 OFFERING PERIODS. The period beginning on July 15, 1999 and on July 1 of each of the years 2002 and 2005, inclusive, and ending on September 29 of each such year shall be an Offering Period. Thus, there are a total of three Offering Periods under this Plan. Each Eligible Employee may purchase Shares under this Article 5 during one or more of the Offering Periods, subject to any limitations or other restrictions imposed by Section 4.2. The right of an Eligible Employee to subscribe to Shares shall not be deemed to accrue until the first day of an Offering Period.

         5.2 PRICE. The purchase price per Share shall be 85% of the Fair Market Value of the Share on the first day of the Offering Period.

         5.3  NUMBER OF SHARES THAT MAY BE PURCHASED.

              (a) During an Offering Period, an Eligible Employee shall be entitled to subscribe for a total number of Shares equal to one Share for each One Thousand Dollars ($1,000.00) of his or her Compensation with respect to such Offering Period. However, with respect to each Offering Period, no Eligible Employee who is entitled to purchase at least ten (10) shares shall be entitled to subscribe for fewer than ten (10) Shares; and no Eligible Employee who is entitled to purchase fewer than ten (10) Shares shall be entitled to subscribe for fewer than the maximum number of Shares he or she is entitled to purchase.

              (b) Subscriptions shall be allowed for full Shares only. Any rights to subscribe for fractional Shares shall be void; and any computation relating to fractional Shares shall be rounded down to the next lowest whole number of Shares.

              (c) If with respect to any Offering Period, the available Shares are oversubscribed, the aggregate of the subscriptions allowable for such Offering Period shall be reduced to such lower figure as may be necessary to eliminate the oversubscription. Such reduction shall be effected on a proportionate basis as equitably as possible; but in no event shall such reduction result in a subscription for fractional Shares. In the event of an oversubscription and cutback as provided in this paragraph (c), the Company will refund to the participating Eligible Employees any excess payment for subscribed Shares as soon as practicable after the end of the Offering Period in question.

         5.4 ELECTION TO PARTICIPATE. An Eligible Employee may purchase Shares under the Plan during an Offering Period by completing a subscription agreement, indicating the number of Shares to be purchased, and such other documents as the Company may require (the "Purchase Documents"); and by tendering the Purchase Documents and cash or a check (payable in U.S. funds) for the full subscription price (less the amount to be withdrawn from such Eligible Employee's Account pursuant to Section 6.3) to the Benefits Director of the Company (or such other person as may be designated by the Committee) at any time during the Offering Period. Purchase Documents and cash or check received by the Benefits Director of the Company (or other designated person) before or after the Offering Period shall be void and shall be given no effect with respect to the offering; and the Benefits Director (or other designated person) shall return such documents and cash or check to the involved employee as soon as practicable after receipt. Valid subscriptions shall be effective and the purchase of Shares shall take place at the end of the Offering Period.

         5.5 NO REVOCATION OF ELECTION. No election to participate in an offering may be revoked, canceled, or otherwise changed by an Eligible Employee once the Purchase Documents and payment have been tendered to the Company. Any such election, however, is subject to cancellation or reduction by the Company as expressly provided in the Plan.

         5.6 NO INTEREST. No interest shall be payable on the purchase price of the Shares subscribed for or on the funds returned to employees as a result of an oversubscription, pursuant to Section 5.4 for early or late delivery, or otherwise pursuant to the Plan.

         5.7  DELIVERY OF CERTIFICATES REPRESENTING SHARES.

              (a) As soon as practicable after the purchase of Shares by a Participant, the Company shall issue or cause to be issued and registered in the name of such Participant a certificate or certificates representing the Shares purchased in the offering.

              (b) If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 8, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

              (c) Upon the expiration of the right of first refusal provisions of Article 8, any safekeeping agency arrangement adopted pursuant to Section 5.7(b) shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

         5.8 RIGHTS AS STOCKHOLDER. A participating employee shall have no right as a stockholder with respect to any Shares subscribed for under this
Article 5 until after the purchase of the Shares and the date on which he or she becomes a record owner of the Shares so purchased (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 9.

         5.9 TERMINATION OF EMPLOYMENT. An employee whose employment is terminated for any reason shall have no right to participate in the Plan after termination. However, the termination shall not affect any election to participate in the Plan that is made prior to termination in accordance with the provisions of Section 5.4, except as provided under Section 4.2.

         5.10 RIGHTS NOT TRANSFERABLE. The right of an Eligible Employee to participate in the Plan shall not be transferable by the employee, and no right of an Eligible Employee under this Article 5 may be exercised after his or her death, by his or her personal representative or anyone else, or during his or her lifetime by any person other than the Eligible Employee.

         5.11 GRANT OF SAR. The purchase of a Share under this Article 5 shall entitle an Eligible Employee to receive certain SARs, as provided in Article 7.

                                   ARTICLE 6

                               PAYROLL DEDUCTION

         6.1 ELECTION OF PAYROLL DEDUCTION. Each Eligible Employee may elect (on such form as may be provided by the Company) to have a portion of his or her Compensation deducted from each paycheck (or, if the Company so permits, from only the first paycheck in each month) for the purpose of accumulating funds to purchase Shares under Article 5. An Eligible Employee may change the amount to be withheld from time to time in accordance with rules established by the Committee, which rules may include, among other things, limitations on the number of times changes are permitted and when changes are permitted. A change shall be effective no earlier than the first full payroll period following receipt of the new form by the Committee. The Committee may, however, on a uniform and non-discriminatory basis delay the effective date of a change if it determines that such a delay is either necessary or appropriate for the proper administration of the Plan.

         6.2 MAINTENANCE OF ACCOUNTS. A separate Account shall be maintained for each Eligible Employee who has amounts withheld from his or her Compensation under this Article 6. The maintenance of separate Accounts shall not require the segregation of any assets from any other assets held under this
Article 6. The Accounts shall not bear interest. Each Account shall be adjusted from time to time to reflect the amounts withheld from the Compensation of the Eligible Employee to whom the Account relates, the amounts withdrawn by such Eligible Employee for purchases of Shares under Article 5, and for other amounts withdrawn by such Eligible Employee from the Account.

         6.3 USE OF ACCOUNTS TO PURCHASE COMMON STOCK. At the time that an Eligible Employee elects to purchase Shares under Article 5, the Eligible Employee may elect to have a specified amount from his Account (up to the whole amount thereof) used to pay all or a portion of the purchase price.

         6.4 OTHER USE OF ACCOUNTS. As soon as practicable after the later of the time that a person is no longer an Eligible Employee or the end of an Offering Period, the balance in such person's Account shall be paid to such person or his or her legal representative. In addition, the Committee may also permit the complete withdrawal of the amounts in an Account under such uniform and non-discriminatory conditions as it may impose from time to time (including, without limitation, not permitting the Eligible Employee making such withdrawal from again electing payroll deductions for a specified period of time). Except as otherwise provided in Section 6.3 and this Section 6.4, an Eligible Employee shall not withdraw any amount from his or her Account, in whole or in part.

                                   ARTICLE 7

                   GRANT OF STOCK APPRECIATION RIGHTS (SARs)

         7.1 GRANT. Subject to the terms and provisions of the Plan, an Eligible Employee shall be granted an SAR with respect to four (4) Shares for each Share purchased by the Eligible Employee under Article 5. The date of grant shall be September 29 of the year in which the Share is purchased.

         7.2  TERM AND EXERCISABILITY OF SARs.

              (a) Each SAR shall be exercisable, in whole or in part, only in accordance with the following chart:

Number of Years from the                                 Exercisable Percentage
Date the SAR is Granted                                    of Number of SARs
-----------------------                                    -----------------
Less than 1 year                                                   0%
1 year, but less than 2 years                                     25%
2 years, but less than 3 years                                    50%
3 years, but less than 4 years                                    75%
4 years or more                                                  100%

              (b) Notwithstanding the foregoing, a Participant shall be 100% vested in the value covered by the SAR in the event the Participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Committee) while still employed by the Company.

              (c) To the extent not exercised, exercisable portions of SARs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date it is granted.

              (d) When it deems special circumstances to exist, the Committee in its discretion may accelerate the time at which an SAR may be exercised if, under previously established exercise terms, such SAR was not immediately exercisable in full, even if the acceleration would permit the SAR to be exercised more rapidly than the vesting set forth above in the chart would permit.

         7.3 FORFEITABILITY. In all events, an SAR (whether or not vested) shall automatically terminate and be forfeited without further action on the part of the Company or the Committee at any time that the Participant is no longer the record owner of the Share acquired under Article 5 with respect to which the SAR was granted.

         7.4  DEATH OR OTHER TERMINATION OF EMPLOYMENT.

              (a) In the event that a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than his death, subject to the conditions that no SAR shall be exercisable after the expiration of ten (10) years from the date it is granted, such Participant shall have the right to exercise the SAR at any time within thirty (30) days after such termination of employment to the extent his right to exercise such SAR had accrued pursuant to this Article 7 at the date of such termination and had not previously been exercised; such thirty (30) day limit shall be increased to ninety (90) days if the termination of employment was the retirement or early retirement of the Participant (as defined under the Company's qualified Retirement Plan) and to one (1) year for any Participant who dies during the thirty (30) day or ninety
(90) day period, whichever may be applicable, and the SAR may be exercised within such extended time limit by the Participant or, in the case of death, the personal representative of the Participant or by any person or persons who shall have acquired the SAR directly from the Participant by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

              (b) In the event that an Participant shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any SAR, the SAR may be exercised, subject to the conditions that no SAR shall be exercisable after the expiration of ten (10) years from the date it is granted, to the extent that the Participant's right to exercise such SAR had accrued pursuant to this Article 7 at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Participant's death, by the personal representative of the Participant or by any person or persons who shall have acquired the SAR directly from the Participant by bequest or inheritance.

              (c) No SAR shall be transferable by the Participant otherwise than by will or the laws of descent and distribution.

              (d) During the lifetime of the Participant, the SAR shall be exercisable only by him or her and shall not be assignable or transferable and no other person shall acquire any rights therein.

         7.5 EXERCISE PROCEDURES. SARs may be exercised by presenting written notice to the Committee, on such forms as may be prescribed by the Committee, specifying the number of SARs being exercised. The notice shall be delivered in person or sent by U.S. registered or certified mail, postage and fees prepaid, return receipt requested, to the executive offices of the Company at 5100 West Lemon Street, Suite 312, Tampa, Florida 33609, marked "Attention: Benefits Director." The exercise date shall be the date on which the notice of exercise is received by the Committee's designated representative.

         7.6  PAYMENT UPON EXERCISE. Upon the exercise of an SAR as provided in
Section 7.5, the Company will make payment to the authorized holder, in cash, of the value of the SAR. The amount to be paid shall be the amount, if any, equal to the product of (i) the number of SARs being exercised times (ii) the amount by which the Fair Market Value of a Share at the date of exercise exceeds the Fair Market Value of a Share at the date of grant.

         7.7 NO RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any SAR.

         7.8 MODIFICATION, EXTENSION AND RENEWAL OF SARS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding SARs granted under the Plan. Notwithstanding the foregoing, however, no modification of an SAR shall, without the consent of the Participant, alter or impair any of the rights or obligations under any SAR theretofore granted under the Plan.


                                   ARTICLE 8

                 LIMITATIONS ON TRANSFER; REPURCHASE OF SHARES

         8.1 RIGHT OF FIRST REFUSAL. As a condition to subscribing for Shares under Article 5, an Eligible Employee shall agree that he or she will not sell, assign, transfer, pledge, or otherwise dispose of any Shares he or she may acquire under the Plan, or attempt to do so, without first offering to sell the shares to the Company in accordance with the terms and conditions of this
Article 8, and any disposition or attempted disposition of Shares in violation hereof shall be null and void.

         8.2  VOLUNTARY DISPOSITION.

              (a) If the record owner of the Shares shall desire to sell, assign, transfer, pledge, or otherwise dispose of any Share, such owner shall first serve notice (the "Offer to Sell") to that effect upon the Company, offering to sell such Share to the Company in accordance with the terms of this
Article 8. The Company shall have the right (but not the obligation) to purchase all or any part of the Shares so offered within thirty (30) days after receipt by the Company of the Offer to Sell; provided, that if acceptance would result in a default by the Company under any loan covenants applicable to it, the Company shall have one hundred eighty (180) days rather than thirty (30) days within which to exercise its purchase rights.

              (b) Subject to the right of the Board of Directors of the Company in its sole discretion to discontinue or modify its repurchase program, including solely with respect to a record owner, for any reason or for no reason at any time, the Company agrees to repurchase any and all Shares held by a record owner at the request of the record owner within the time specified in paragraph (a) above. Subject to change or modification at any time and from time to time by the Board of Directors, the repurchase price shall be equal to the appraised value of the Shares as of the end of the immediately preceding fiscal year as determined by the Board of Directors based on an appraisal made at the request of the Company (or based on the latest such appraised value if an appraisal has been obtained by the Company as of a date after the end of the immediately preceding fiscal year).

              (c) If for any reason the Company shall fail to exercise its right to purchase all of the offered Shares, the record owner may offer the offered Shares not elected to be purchased by the Company for sale to a third party and complete the sale within 60 (sixty) days after he or she receives notice of the Company's refusal to repurchase; provided, however, that any person acquiring the shares from the record owner in such event will be required, among other things, to consent to the imposition of the restrictions on resales included in this Article 8 and to enter into a similar arrangement with the Company.

         8.3 TERMINATION OF EMPLOYMENT. If the employment of the record owner with the Company shall terminate for any reason, whether by action of the Company, by death of the employee, the resignation or retirement of the employee, or otherwise, the record owner shall be deemed to have made an Offer to Sell under the provisions of Section 8.2 as of the date the employee's employment terminates with respect to all Shares acquired under this Plan and then owned by the record owner. If the termination occurs by reason of the death of the employee, or if the employee should die after otherwise making or being deemed to have made an Offer to Sell, the offer shall be binding upon his estate, and the employee's duly appointed and acting personal representative shall act in his or her behalf.

         8.4 EXPIRATION OF PROVISIONS. The provisions of this Article 8 shall be applicable only during the time prior to any public offering of Shares (excluding any offering to employees, whether under this Plan or otherwise, registered under Form S-8); and the provisions of this Article 8 shall expire as of the effective date of the registration statement under the Securities Act of 1933 with respect to any such public offering of Shares.


                                   ARTICLE 9

                                 MISCELLANEOUS

         9.1  STOCK ADJUSTMENTS.

              (a) In the event of any increase or decrease in the number of issued Shares resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without any receipt of consideration by the Company, then, in any such event, the number of Shares that remain available under the Plan, the number of Shares and the purchase price per Share then subject to subscription by Eligible Employees and the number of Shares to which an outstanding SAR relates and the payment amount therefor shall be proportionately and appropriately adjusted for any such increase or decrease.

              (b) Subject to any required action by the stockholders, if any change occurs in the Shares by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Shares, then, in any such event, the number and type of shares then subject to subscription by Eligible Employees, the purchase price thereof and the number and type of Shares to which an outstanding SAR relates and the payment amount therefor shall be proportionately and appropriately adjusted for any such increase or decrease.

              (c) In the event of a change in the Shares as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Shares within the meaning of the Plan.

              (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.

              (e) Except as hereinabove expressly provided in this Section 9.1, an Eligible Employee or a Participant shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any subscription or with respect to which any SAR relates.

              (f) The existence of the Plan, any subscription for Shares under
Article 5, and the grant of an Award under Article 7 shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         9.2 NECESSITY FOR DELAY. If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares covered by the Plan upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan, the offer, issue or purchase of Shares thereunder, the Plan shall not be effective as to later offerings of Shares, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any Shares to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         9.3 AMENDMENT OF THE PLAN; TERMINATION. The Board shall have the right to revise, amend or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (a) increase the total number of Shares subject to the Plan; or (b) change in the designation of the corporations whose employees may be offered rights under the Plan. The foregoing prohibitions in this Section 9.3 shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 9.1.

         9.4 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

         9.5 NO OBLIGATION TO PARTICIPATE. The offering of any Shares and the granting of any Award under the Plan shall impose no obligation upon any employee to subscribe to purchase any such shares or to exercise any such Award.

         9.6 NO IMPLIED RIGHTS TO EMPLOYEES. The existence of the Plan, the offering of Shares, and the granting of Awards shall in no way give any employee the right to continued employment, give any employee the right to receive any Shares or any additional compensation under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Award.

         9.7 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require a participating employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         9.8 CONDITIONS TO EFFECTIVENESS. The Plan shall become effective upon the satisfaction of all the following conditions:

              (a) the adoption of the Plan by the Board of Directors; and

              (b) the approval of the Plan by the stockholders of the Company within twelve (12) months after its adoption by the Board.